Summary Prospectus

April 1, 2010

Perimeter Small Cap Growth Fund
of The RBB Fund, Inc.

Before you invest, you may want to review the Fund's prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://perimeterfunds.onlineprospectus.net/perimeterfunds/SmallCapGrowth_I. You can also get this information at no cost by calling (888) 968-4964 or by sending an e-mail request to info@perimetercap.com The Fund's Prospectus dated November 5, 2009, as revised February 8, 2010 and as supplemented, and the Fund's Statement of Additional Information ("SAI"), dated November 5, 2009 as revised February 8, 2010 and as supplemented, are incorporated by reference into this Summary Prospectus.

Ticker Symbol: I Shares: PSIGX

FUND INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation. This investment objective is non-fundamental and may be changed by the Fund without shareholder approval.

EXPENSES AND FEES

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold I Shares of the Fund.

I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (12b-1) fees	None
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver and/or Expense Reimbursement(1)	(0.05%)
Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.10%

  (1)  The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (other than Acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.10% of the Fund's average daily net assets attributable to I Shares through December 31, 2011. If at any time during the first three years the Advisory Agreement is in effect, the Fund's Total Annual Fund Operating Expenses for that year are less than 1.10%, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years		5 Years		10 Years
$112	$355	*	$623	*	$1,388	*

*  The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2011. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first two years.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. On February 8, 2010, substantially all of the assets of the Perimeter Small Cap Growth Fund, a portfolio of The Advisors' Inner Circle Fund II (the "Predecessor Fund"), were transferred to the Fund in a tax-free reorganization (the "Reorganization"). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization were assumed by the Fund. During the most recent fiscal year, the Predecessor Fund's portfolio turnover rate was 126% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in small-cap equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund currently defines small-cap equity securities as those of companies with market capitalizations between $50 million and $3 billion at the time of purchase. The Fund's investments will generally consist of U.S. traded securities, which may include American Depositary Receipts ("ADRs"), among other types of securities.

The Fund's investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. The Adviser selects companies with strong current earnings growth, improving profitability, strong balance sheets, and strong current and projected business fundamentals which are priced at reasonable valuations. The Adviser believes in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. Because companies tend to shift in relative attractiveness, the Fund may buy and sell securities frequently, which may result in higher transaction costs, additional capital gains tax liabilities and may adversely impact performance. In addition, in order to implement its investment strategy, the Adviser may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the stated market capitalization range defined above.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Because the Fund may invest in ADRs, it is subject to some of the same risks as direct investments in foreign companies. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. For more information about the Fund's investment strategy and risks associated with investing in the Fund, please read the "Fund Information" section in the Prospectus.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.

The performance information shown below is that of the I Shares of the Predecessor Fund, which commenced operations on December 31, 2007. The bar chart assumes reinvestment of dividends and distributions. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Best and Worst Quarterly Performance (for the period reflected in the chart above)

Best Quarter:	Worst Quarter:
1.88% (quarter ended June 30, 2008)	(26.39%) (quarter ended December 31, 2008)

Year to Date Total Return as of September 30, 2009: 27.31%

Average Annual Total Returns

This table compares the average annual total returns of the Fund's I Shares for the calendar year ended December 31, 2008 and since inception to those of the Russell 2000® Growth Index.

	1 Year	Since Inception*
Fund Returns Before Taxes	(39.03)%	(39.03)%
Fund Returns After Taxes on Distributions**	(39.03)%	(39.03)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	(25.37)%	(25.37)%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)***	(38.54)%	(38.54)%

  *  I Shares of the Fund commenced operations on December 31, 2007.

  **  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

  ***  The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index. As of September 30, 2009, the market capitalization range of the companies in the Russell 2000 Growth Index is between $416 million and $3.56 billion.

MANAGEMENT OF THE FUND

Investment Adviser

Perimeter Capital Management LLC,
Five Concourse Parkway, Suite 2725,
Atlanta, Georgia 30328

Portfolio Management

Mark D. Garfinkel, CFA
Portfolio Manager &
Chief Investment Officer
Since September 2006

Jim N. Behre
Director of Investment Research &
Senior Research Analyst
Since September 2006

PURCHASE AND SALE INFORMATION

For more information about purchasing and selling Fund Shares, including policies and restrictions, please read the section entitled "Shareholder Information" in the Prospectus.

Minimum Initial Investment: $1,000,000*

*  Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations"). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from The RBB Fund, Inc. The Fund may accept initial investments of smaller amounts in its sole discretion.

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange is open and through the means described below.

Purchase and Redemption By Mail:
Perimeter Small Cap Growth Fund
c/o PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9842
Providence, RI 02940-8042

Purchase and Redemption By Wire:
PNC Bank, N.A.
Philadelphia, Pennsylvania 19103
ABA # 0310-0005-3
Account # 8611799161
F/B/O Perimeter Small Cap Growth Fund
Ref. (Shareholder or Account Name; Account Number)

Redemption By Telephone:

Call the Transfer Agent at 1-888-968-4964

**  A wire charge of $7.50 will apply

Redemption Fee: In an effort to discourage market timing, the Fund charges a 2% fee on redemptions of Fund Shares sold within 7 days of their purchase.

Involuntary Redemption: The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request.

TAXES

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income. Additionally, you will recognize gain or loss when you redeem Shares. Distributions on, and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. More information about taxes can be found under the section entitled "More Information About Taxes" in the Prospectus or in the Fund's SAI.

POTENTIAL CONFLICTS OF INTEREST

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INVESTMENT COMPANY ACT FILE NO. 811-05518